Page 1 of 14

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   Form 8-K/A


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     February 14, 1996
                                                  -----------------------

Phoenix Leasing Cash Distribution Fund III,   A California Limited Partnership
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         California                     0-16615                 68-0062480
- --------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


 2401 Kerner Blvd, San Rafael CA                                     94901-5527
- --------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code       (415) 485-4500
                                                  --------------------------






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                                                                    Page 2 of 14

Item 2.  Acquisition or Disposition of Assets.

(a) Phoenix Leasing Cash Distribution Fund III and Phoenix Grassroots Cable Systems, L.L.C. (collectively referred to as "the Partnership") entered into a Settlement Agreement and Releases (the "Agreement") with Grassroots Cable Systems, Inc., a cable television company that the Partnership, along with other affiliated partnerships, had extended credit. Phoenix Grassroots Cable Systems, L.L.C is a newly formed limited liability company and majority owned subsidiary of Phoenix Leasing Cash Distribution Fund III. The closing date of the Agreement was February 14, 1996. This Agreement allowed the Partnership to foreclosure upon the cable television system (the collateral for the note) of Grassroots
Cable Systems, Inc. The Partnership's net carrying value for this outstanding note receivable, before considering any allowance for losses on notes receivable, was $9,014,483 at December 31, 1995. The Partnership made a cash payment of $75,000 and will assume certain liabilities and accounts payable as specified in the agreement.

The assets received through foreclosure generally consists of headend equipment, cable plant, franchise agreements, subscriber lists, leased property, land, tools, vehicles and miscellaneous other assets. The Partnership plans to continue the operations of the cable television company received through foreclosure.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

a) Financial Statements of Businesses Acquired.

         Balance Sheet of Grassroots Cable Systems, Inc. as of December 31, 1995 (unaudited).
         Income Statement of Grassroots Cable Systems, Inc. for the year ended December 31, 1995 (unaudited).

         Balance Sheet of Grassroots Cable Systems, Inc. as of December 31, 1994 (unaudited).
         Income Statement of Grassroots Cable Systems, Inc. for the year ended December 31, 1994 (unaudited).

         Balance Sheet of Grassroots Cable Systems, Inc. as of December 31, 1993 (unaudited).
         Income Statement of Grassroots Cable Systems, Inc. for the year ended December 31, 1993 (unaudited).

The accompanying balance sheets and income statements for Grassroots Cable Systems, Inc. are unaudited. The assets of Grassroots Cable Systems, Inc. were transferred to the Partnership pursuant to a settlement agreement in full satisfaction of a defaulted note receivable held by the Partnership.

Audited financial statements of Grassroots Cable Systems, Inc. satisfying the requirements of Rule 3-05 of Regulation S-X are not available. In lieu of the audited financial statements required under Rule 3-05 of Regulation S-X, the Registrant has included unaudited balance sheets as of December 31, 1995, 1994 and 1993, and unaudited income statements for the years ended December 31, 1995, 1994 and 1993.

                         GRASSROOTS CABLE SYSTEMS, INC.
                                  BALANCE SHEET


                                  Year-To-Date As Of
                                        12/31/95

Cash on Hand and in Banks         $       72,605.73
Accounts Receivable, Net          $       63,592.36
Inventory                         $      245,061.65
Note Receivable - Felkon          $       58,352.94
Prepaid Insurance                 $       11,147.47
Miscellaneous Prepaids            $       25,623.84
                                  -----------------
Total Current Assets              $      478,383.99

Capitalized Labor                 $      653,714.41
Capitalized Overhead              $      191,486.42
Storage Buildings                 $        9,658.00
Tools & Support Equipment         $        9,214.18
Service & Test Equipment          $       26,333.65
Makeready                         $    1,077,945.65
Headend Electronics               $    1,090,020.02
Headend Buildings                 $      127,923.09
Capitalized Interest, Net         $      169,446.26
System Design                     $       75,290.82
Cable and Line Costs              $    4,379,770.53
Installation Costs                $      710,962.76
Converters                        $      122,816.15
Vehicles                          $      122,512.37
Furniture and Fixtures            $       10,687.84
Program Origination Equipment     $       17,492.17
Accumulated Depreciation          $   (6,731,080.85)
                                  -----------------
Total Plant and Equipment         $    2,064,193.45

Deposits                          $        1,285.34
System Acquisition Costs          $      344,663.32
Deferred Closing Costs            $      345,781.03
Leases                            $        8,500.00
Accumulated Amortization          $     (543,473.03)
                                  -----------------
Total Other Assets                $      156,736.66
                                  -----------------
Total Assets                      $    2,699,334.10

Accounts Payable                  $      226,759.19
Customer Advance Payments         $      135,664.60
Unearned Revenue                  $        1,562.68
Accrued Expenses                  $      502,782.82
Sales Tax Payable                 $          410.67
Notes Payable                     $       32,134.41
                                  -----------------
Total Current Liabilities         $      899,314.37
Phoenix Leasing Loan              $   10,012,896.26
Total Liabilities                 $   10,912,210.63

Common Stock                      $          100.00
Paid In Capital                   $    1,674,900.00
Deficit                           $   (8,796,617.89)
Net Income (Loss)                 $   (1,091,258.64)
                                  -----------------
Total Stockholder's Equity        $   (8,212,876.53)
                                  -----------------
Liab & Stockholders' Equity       $    2,699,334.10



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                                                                    Page 4 of 14

                         GRASSROOTS CABLE SYSTEMS, INC.
                                INCOME STATEMENT

                       For the Period 1/01/95 TO 12/31/95

                                                      Ytd
                                                    Amount

Revenues:
Economy                                       $   1,011,153.28
Basic                                         $   1,188,369.48
Standard                                      $      43,881.53
FM Revenue                                    $         219.18
Showtime                                      $      93,416.07
HBO                                           $      61,451.81
NESN                                          $      46,673.36
Cinemax                                       $     119,057.70
Equipment Rental                              $      84,969.38
Installations                                 $     134,087.00
Promotional Discounts                         $     (60,075.73)
QVC/Q2 Revenue                                $       9,382.29
Construction Charges                          $         540.38
Cable Advertising                             $       1,185.00
Misc. Subscriber Revenue                      $      29,061.81
Equipment Sales - Net                         $         647.76
Customer Credit                               $      (1,484.33)
Trade Revenues                                $      28,887.88
Other Revenues                                $     109,134.62
                                              ----------------
Total Revenues                                $   2,902,448.47
                                              ----------------

Programming Expenses:
Programming Fees                              $     573,151.67
                                              ----------------
Total Programming Expenses                    $     573,151.67
                                              ----------------

Technical Expenses:
Pole & Land Rentals                           $     278,652.03
System Power                                  $     140,663.68
License Fees                                  $      25,595.95
Contract Labor - Service                      $      13,898.50
Salaries, Technical                           $     146,193.45
Insurance, Technical                          $      16,912.98
Miscellaneous, Technical                      $      10,842.18
Tools & Support Supplies                      $       3,906.10
Repairs & Maint., Technical                   $      10,710.48
Vehicles Expense                              $     103,021.97
                                              ----------------
Total Technical Expenses                      $     750,397.32
                                              ----------------

Marketing Expenses:
Salaries, Marketing                           $       5,049.25
Commissions                                   $       1,674.40
Commissions - Contract Labor                  $         199.10
Entertainment & Meals                         $          25.86
Travel & Lodging                              $       4,543.41
                                              ----------------
Total Marketing Expenses                      $      11,492.02
                                              ----------------



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                                                                    Page 5 of 14

                         GRASSROOTS CABLE SYSTEMS, INC.
                                INCOME STATEMENT

                       For the Period 1/01/95 TO 12/31/95

                                                      Ytd
                                                     Amount

General & Administrative Expenses:
Salaries, G & A                               $     214,342.21
Payroll Taxes                                 $      34,275.01
Health Insurance                              $      30,002.68
Workman's Comp                                $      10,451.75
Key Man Life Insurance                        $      12,305.20
Miscellaneous, G & A                          $       2,262.79
Repairs & Maint., General                     $         465.02
Bad Debt Expense                              $      27,648.09
Billings & Supplies                           $      14,786.91
Dues & Subscriptions                          $       3,441.26
Entertainment & Meals                         $       4,946.11
Office Expense                                $     150,380.30
Office Rent                                   $      26,250.00
Professional Services                         $     191,964.36
Taxes                                         $      37,446.16
Telephone Expense                             $      33,145.14
Travel & Lodging                              $      27,820.35
Utilities                                     $       4,699.32
                                              ----------------
Total G & A Expenses                          $     826,852.66
                                              ----------------
Total Operating Expenses                      $   2,161,893.67
                                              ----------------
Operating Income (Loss)                       $     740,354.80

Depreciation & Amortization                   $   1,310,594.96
Interest Expense                              $     511,580.35
Loss (Gain) on Sale of Assets                 $       9,638.13
                                              ----------------

Net Profit or (Loss)                          $  (1,091,258.64)
                                              ================

                         GRASSROOTS CABLE SYSTEMS, INC.
                                  BALANCE SHEET

                                    Year-To-Date As Of
                                          12/31/94

Cash on Hand and in Banks         $       37,803.60
Accounts Receivable, Net          $       49,246.18
Inventory                         $      306,538.91
Note Receivable - Felkon          $       68,376.70
Prepaid Insurance                 $        9,243.92
Miscellaneous Prepaids            $       12,758.63
Due from Affiliates               $      238,226.40
                                  -----------------
Total Current Assets              $      722,194.34

Capitalized Labor                 $      637,178.55
Capitalized Overhead              $      190,194.99
Storage Buildings                 $        9,658.00
Tools & Support Equipment         $       10,220.08
Service & Test Equipment          $       26,333.65
Makeready                         $    1,073,052.26
Headend Electronics               $      979,342.08
Headend Buildings                 $      127,923.09
Capitalized Interest, Net         $      218,118.26
System Design                     $       71,930.82
Cable and Line Costs              $    4,259,246.32
Installation Costs                $      673,565.95
Converters                        $      197,123.27
Vehicles                          $      105,804.11
Furniture and Fixtures            $       10,532.30
Program Origination Equipment     $       17,492.17
Accumulated Depreciation          $   (5,621,571.03)
                                  -----------------
Total Plant and Equipment         $    2,986,144.87
System Acquisition Costs          $      344,663.32
Deferred Closing Costs            $      345,781.03
Leases                            $        8,500.00
Accumulated Amortization          $     (473,313.07)
                                  -----------------
Total Other Assets                $      225,631.28
                                  -----------------
Total Assets                      $    3,933,970.49
                                  -----------------

Accounts Payable                  $      222,279.52
Customer Advance Payments         $      158,818.78
Unearned Revenue                  $        3,363.68
Accrued Expenses                  $      175,206.18
Sales Tax Payable                 $        1,114.49
Notes Payable                     $       39,264.56
Stockholder Loans                 $      160,000.00
                                  -----------------
Total Current Liabilities         $      760,047.21
Phoenix Leasing Loan              $    3,838,896.26
Citizens Bank Loan                $    6,286,500.00
                                  -----------------
Total Liabilities                 $   10,885,443.47
                                  -----------------

Common Stock                      $          100.00
Paid In Capital                   $    1,674,900.00
Deficit                           $   (7,677,827.08)
Net Income (Loss)                 $     (948,645.90)
                                  -----------------
Total Stockholder's Equity        $   (6,951,472.98)
                                  -----------------
Liab & Stockholders' Equity       $    3,933,970.49

                         GRASSROOTS CABLE SYSTEMS, INC.
                                INCOME STATEMENT

                                    12/31/94

                                                       Ytd
                                                      Amount

Revenues:
Economy                                       $     555,223.53
Basic                                         $   1,396,033.84
FM Revenue                                    $         138.16
Showtime                                      $     104,830.35
Disney                                        $      65,239.44
NESN                                          $      48,043.69
Cinemax                                       $     130,414.02
Equipment Rental                              $      95,467.14
Installations                                 $      95,661.68
Promotional Discounts                         $     (28,364.42)
Cable Value Network Revenue                   $       9,522.29
Construction Charges                          $      11,964.00
Cable Advertising                             $       1,530.00
Misc. Subscriber Revenue                      $      27,445.83
Equipment Sales - Net                         $         853.15
Customer Credit                               $        (898.11)
Trade Revenues                                $      26,545.09
Other Revenues                                $      55,230.91
                                              ----------------
Total Revenues                                $   2,594,880.59
                                              ----------------

Programming Expenses:
Programming Fees                              $     473,777.57
                                              ----------------
Total Programming Expenses                    $     473,777.57
                                              ----------------

Technical Expenses:
Pole & Land Rentals                           $     148,674.85
System Power                                  $     136,418.33
License Fees                                  $      22,971.42
Contract Labor - Service                      $       5,387.50
Salaries, Technical                           $     130,614.72
Employee Benefits, Technical                  $         612.18
Insurance, Technical                          $      16,682.90
Miscellaneous, Technical                      $       5,914.32
Tools & Support Supplies                      $       3,169.20
Repairs & Maint. Technical                    $       8,055.76
Vehicles Expense                              $      68,016.79
                                              ----------------
Total Technical Expenses                      $     546,517.97
                                              ----------------

Marketing Expenses:
Salaries, Marketing                           $       8,283.01
Advertising                                   $         775.04
Commissions                                   $       1,614.50
Promotional Programs                          $          55.00
Entertainment & Meals                         $         144.80
Travel & Lodging                              $       6,464.33
                                              ----------------
Total Marketing Expenses                      $      17,336.68
                                              ----------------

                         GRASSROOTS CABLE SYSTEMS, INC.
                                INCOME STATEMENT

                                    12/31/94

                                                       Ytd
                                                      Amount

General & Administrative Expenses:
Contract Services G&A                         $          22.50
Salaries, G & A                               $     179,152.25
Payroll Taxes                                 $      29,169.91
Health Insurance                              $      27,909.39
Workman's Comp                                $      11,250.37
Key Man Life Insurance                        $      10,363.29
Miscellaneous, G & A                          $       3,477.58
Contributions                                 $         100.00
Repairs & Maint, General                      $         739.94
Bad Debt Expense                              $      25,131.87
Billings & Supplies                           $      12,923.06
Dues & Subscriptions                          $       3,084.87
Entertainment & Meals                         $       1,492.75
Office Expense                                $      63,148.75
Office Rent                                   $      25,519.13
Professional Services                         $     134,295.03
Taxes                                         $      30,096.77
Telephone Expense                             $      31,702.01
Travel & Lodging                              $       2,375.03
Utilities                                     $       5,096.04
                                              ----------------
Total G & A Expenses                          $     597,050.54
                                              ----------------
Total Operating Expenses                      $   1,634,682.76
                                              ----------------
Operating Income (Loss)                       $     960,197.83

Depreciation & Amortization                   $   1,304,929.96
Interest Expense                              $     599,697.21
Loss (Gain) on Sale of Assets                 $       4,216.56
                                              ----------------
Net Profit or (Loss)                          $    (948,645.90)
                                              ================

                         GRASSROOTS CABLE SYSTEMS, INC.
                                  BALANCE SHEET

                                    12/31/93

Cash on Hand and in Banks         $       32,460.06
Accounts Receivable, Net          $       45,570.97
Inventory                         $      311,772.14
Note Receivable - Felkon          $       79,763.60
Prepaid Insurance                 $        7,019.24
Miscellaneous Prepaids            $        6,350.53
Due From Affiliates               $      219,155.71
                                  -----------------
Total Current Assets              $      702,092.25
Capitalized Labor                 $      637,178.55
Capitalized Overhead              $      190,194.99
Storage Buildings                 $        9,658.00
Tools & Support Equipment         $        9,863.43
Service & Test Equipment          $       26,333.65
Makeready                         $    1,073,875.21
Headend Electronics               $      969,947.08
Headend Buildings                 $      127,923.09
Capitalized Interest, Net         $      266,790.26
System Design                     $       71,930.82
Cable and Line Costs              $    4,237,741.24
Installation Costs                $      643,026.08
Converters                        $      194,111.74
Vehicles                          $      122,305.11
Furniture and Fixtures            $        9,987.35
Program Origination Equipment     $       15,842.17
Accumulated Depreciation          $   (4,473,747.00)
                                  -----------------
Total Plant and Equipment         $    4,132,961.77
System Acquisition Costs          $      344,663.32
Deferred Closing Costs            $      345,781.03
Leases                            $        8,500.00
Accumulated Amortization          $     (399,767.11)
                                  -----------------
Total Other Assets                $      299,177.24
                                  -----------------
Total Assets                      $    5,134,231.26

Accounts Payable                  $       65,798.20
Customer Advance Payments         $      191,482.21
Unearned Revenue                  $        5,164.68
Accrued Expenses                  $      317,614.81
Sales Tax Payable                 $          679.92
Capitalized Lease Obligation      $        1,343.09
Notes Payable                     $       57,061.54
Stockholder Loans                 $      160,000.00
                                  -----------------
Total Current Liabilities         $      799,144.45
Phoenix Leasing Loan              $    3,838,896.26
Citizens Bank Loan                $    6,499,000.00
                                  -----------------
Total Liabilities                 $   11,137,040.71
                                  -----------------

Common Stock                      $          100.00
Paid In Capital                   $    1,674,900.00
Deficit                           $   (6,178,612.01)
Net Income (Loss)                 $   (1,499,197.44)
                                  -----------------
Total Stockholders' Equity        $   (6,002,809.45)
                                  -----------------
Liab & Stockholders' Equity       $    5,134,231.26

                         GRASSROOTS CABLE SYSTEMS, INC.
                                INCOME STATEMENT

                                    12/31/93

                                                      Ytd
                                                     Amount

Revenues:
Economy                                       $      38,150.28
Basic                                         $   1,787,473.36
FM Revenue                                    $          19.41
Showtime                                      $      96,000.89
Disney                                        $      60,386.13
NESN                                          $      45,091.17
Cinemax                                       $     115,260.53
Equipment Rental                              $     101,345.86
Installations                                 $      89,877.50
Promotional Discounts                         $     (40,418.12)
Cable Value Network Revenue                   $       7,498.14
Construction Charges                          $       7,313.66
Cable Advertising                             $       1,440.00
Misc. Subscriber Revenue                      $      19,312.68
Equipment Sales - Net                         $         944.73
Customer Credit                               $        (572.23)
Trade Revenues                                $      19,881.10
Other Revenues                                $      70,059.67
                                              ----------------
Total Revenues                                $   2,419,064.76
                                              ----------------

Programming Expenses:
Programming Fees                              $     445,164.21
                                              ----------------
Total Programming Expenses                    $     445,164.21
                                              ----------------
Technical Expenses:
Pole & Land Rentals                           $     139,881.10
System Power                                  $     128,023.76
License Fees                                  $      21,881.04
Contract Labor - Service                      $       7,112.50
Salaries, Technical                           $     147,547.83
Employee Benefits, Technical                  $         242.64
Insurance, Technical                          $      21,008.67
Miscellaneous, Technical                      $       3,658.27
Tools & Support Supplies                      $       2,526.23
Repairs & Maint. Technical                    $       5,131.10
Vehicles Expense                              $      86,032.44
                                              ----------------
Total Technical Expenses                      $     563,045.58
                                              ----------------

Marketing Expenses:
Salaries, Marketing                           $      13,126.80
Commissions                                   $       1,641.00
Miscellaneous, Marketing                      $          28.00
Travel & Lodging                              $       3,106.72
                                              ----------------
Total Marketing Expenses                      $      17,902.52
                                              ----------------

                         GRASSROOTS CABLE SYSTEMS, INC.
                                INCOME STATEMENT

                                    12/31/93

                                                     Ytd
                                                    Amount

General & Administrative Expenses:
Salaries, G & A                               $     167,860.22
Payroll Taxes                                 $      29,969.69
Health Insurance                              $      29,580.39
Workman's Comp                                $       5,722.77
Key Man Life Insurance                        $       8,093.40
Miscellaneous, G & A                          $       5,921.25
Contributions                                 $         245.00
Repairs & Maint, General                      $         519.52
Bad Debt Expense                              $      23,397.55
Billings & Supplies                           $      11,752.98
Dues & Subscriptions                          $       1,851.05
Entertainment & Meals                         $       1,584.86
Office Expense                                $      63,446.77
Office Rent                                   $      24,558.93
Professional Services                         $      44,752.32
Taxes                                         $      27,841.63
Telephone Expense                             $      31,062.01
Travel & Lodging                              $       2,694.48
Utilities                                     $       4,971.13
                                              ----------------
Total G & A Expenses                          $     485,825.95
                                              ----------------
Total Operating Expenses                      $   1,511,938.26
                                              ----------------
Operating Income (Loss)                       $     907,126.50

Depreciation & Amortization                   $   1,326,476.28
Interest Expense                              $     698,769.77
Interest Expense - Deferred                   $     384,919.39
Loss (Gain) on Sale of Assets                 $      (3,841.50)
                                              ----------------
Net Profit or (Loss)                          $  (1,499,197.44)
                                              ================

b) Pro forma financial information.

Phoenix Leasing Cash Distribution Fund III and Phoenix Grassroots Cable Systems, L.L.C. (collectively referred to as "the Partnership") entered into a Settlement Agreement and Releases (the "Agreement") with Grassroots Cable Systems, Inc., a cable television company that the Partnership, along with other affiliated partnerships, had extended credit. Phoenix Grassroots Cable Systems, L.L.C. is a newly formed limited liability company and majority owned subsidiary of Phoenix Leasing Cash Distribution Fund III. The closing date of the Agreement was February 14, 1996. This Agreement allowed the Partnership to foreclosure upon the cable television system (the collateral for the note) of Grassroots Cable Systems, Inc. The Partnership's net carrying value for this outstanding note receivable, before considering any allowance for losses on notes receivable, was $9,014,483 at December 31, 1995. The Partnership made a cash payment of $75,000 and will assume certain liabilities and accounts payable as specified in the agreement.

The following table summarizes the unaudited pro forma changes to certain items of the consolidated balance sheet of the Partnership as of December 31, 1995 as if the cable television system had been acquired on December 31, 1995. These pro forma amounts reflect certain adjustments which, among other things, include a decrease in notes receivable, an increase in cable systems, property and equipment, and an increase in accounts payable and partners capital.

                                                               December 31,
                                                                   1995
                                                          (Amounts in Thousands)
Notes receivable                                               $     6,174
Cable systems, property and equipment                               10,882
Total assets                                                        23,005

Accounts payable and accrued expenses                                4,092
Total liabilities                                                    4,866
Partners' capital                                                   18,139


The following table summarizes the unaudited pro forma changes to certain items of the consolidated results of operations of the Partnership for the year ended December 31, 1995 as if the cable television system had been acquired at the beginning of the year. These pro forma amounts reflect certain adjustments which, among other things, include an increase in operating revenues from cable subscribers, increases in operating expenses of the cable television system, depreciation and amortization of tangible and intangible assets and adjustments of interest expense on outstanding debt. Not included in the following table of pro forma income statement adjustments is a reduction in the allowance for loan losses of $2,035,000. This reduction in the allowance for loan losses will be recognized as income.

                                                          For the year ended
                                                             December 31,
                                                                1995
                                                        (Amounts in Thousands
                                                    except for per unit amounts)
Cable subscriber revenue                                    $    3,578
Total revenues                                                   8,011

Depreciation and amortization                                    2,150
Program service, cable system                                    1,515
Total expenses                                                   4,447

Net income before minority interest                              3,564
Minority interest                                                   20
Net income                                                       3,544

Net income per limited
  partnership unit                                          $     6.79


The above pro forma consolidated information should not necessarily be considered as indicative of the results that would have occurred had the acquisition been made at the beginning of the year and their operations consolidated for the twelve month period.

c) Exhibits:

     (2) Settlement Agreement and Releases.                          (43 pages)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                      PHOENIX LEASING CASH DISTRIBUTION FUND III
                                           A CALIFORNIA LIMITED PARTNERSHIP
                                                     (Registrant)


Date                    Title                                    Signature


April 25, 1996          Senior Vice President,                /S/ Bryant J. Tong
- --------------          Financial Operations                  ------------------
                        (Principal Accounting Officer)          (Bryant J. Tong)
                        of Phoenix Leasing Incorporated
                        the General Partner